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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

     The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 2003


                       Ameriquest Mortgage Securities Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                      Delaware                               333-103335                             33-0885129
-----------------------------------------------------    ------------------               ------------------------------
            (STATE OR OTHER JURISDICTION                    (COMMISSION                        (I.R.S. EMPLOYER
                  OF INCORPORATION)                         FILE NUMBER)                       IDENTIFICATION NO.)
1100 Town & Country Road, Suite 1100
Orange, California                                                                                    92868
-----------------------------------------------------                                     ------------------------------
                (ADDRESS OF PRINCIPAL                                                               (ZIP CODE)
                 EXECUTIVE OFFICES)
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Registrants telephone number, including area code, is (714) 564-0600








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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 2003 among Ameriquest Mortgage Securities Inc. as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: July 22, 2003

                                           AMERIQUEST MORTGAGE SECURITIES INC.

                                           By:     /s/ John P. Grazer
                                                -------------------------------
                                           Name:   John P. Grazer
                                           Title:  Chief Financial Officer






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                                      EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
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
1                             4                             Pooling and Servicing               5
                                                            Agreement
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